SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                             Date of Report
                             (Date of earliest
                             event reported):        April 14, 2003


                               Badger Meter, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       1-6706                     39-0143280
---------------                    --------                   ----------
(State or other              (Commission File                 (IRS Employer
jurisdiction of                 Number)                  Identification No.)
incorporation)


              4545 West Brown Deer Road, Milwaukee, Wisconsin 53223
          -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 355-0400
                         (Registrant's telephone number)



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Item 5.   Other Events.
------    ------------

     As required by Section 401(b) of the Sarbanes-Oxley Act, Badger Meter, Inc. is filing its quarterly earnings release.




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Item 7.           Financial Statements and Exhibits.
                  ----------------------------------
                  (a)  Financial Statements of Business Acquired.
                       ------------------------------------------

                  Not applicable.

                  (b) Pro Forma Financial Information.
                      --------------------------------

                   Not applicable.

                  (c) Exhibits.
                      ---------

                  The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BADGER METER, INC.



Date:  April 14, 2003             By: /s/ Richard E. Johnson
                                      ------------------------------------------
                                      Richard E. Johnson
                                      Vice President - Finance and Treasurer
                                      Chief Financial Officer






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



                               BADGER METER, INC.

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 14, 2003


Exhibit
Number
------
                                   Description
                                   -----------

 (99.1)           Badger Meter, Inc. Press Release, dated April 14, 2003.


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